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                          WAYNE HUMMER INVESTMENT TRUST

                         Wayne Hummer Money Market Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer CorePortfolio Fund

                      Supplement Dated November 10, 2003 to
                         Prospectus Dated July 31, 2003

In view of alternatives to the Wayne Hummer Money Market Fund (the "Fund") available to brokerage customers of Wayne Hummer Investments L.L.C., the board of trustees of Wayne Hummer Investment Trust ("the Trust") has voted to terminate the Fund. The termination will be effective after notice to all shareholders, and is anticipated to occur on December 22, 2003. Upon termination, the Fund will distribute its proceeds ratably among each shareholder of the Fund according to the number of shares of the Fund owned by such shareholder at the close of business on December 19, 2003.

The Fund is closed to new investors, including through the Automatic Sweep Program, Payroll Direct Deposit Program and Systematic Investment Plan described on pages 27-30 of the Prospectus. Existing shareholders will be permitted to purchase and redeem Fund shares, including through such programs, until the close of business on December 19, 2003.

This supplement replaces the supplement dated October 22, 2003.